GMO Trust

53 State Street

Boston, Massachusetts 02109

August 1, 2025

Dear Shareholder:

A Special Meeting of the Shareholders of GMO Trust (the “Trust”) will be held on September 9, 2025 at 10:30am, Eastern Daylight Time (the “Meeting”). The Meeting is being held to ask shareholders to vote on a proposal to elect nominees to the Trust’s Board of Trustees. The Trust’s Board of Trustees is seeking your vote for the slate of nominees for trustee identified in the enclosed Proxy Statement.

The Trust needs your vote. We realize that most shareholders will not attend the Meeting and vote their shares during the Meeting. You may also vote your shares by proxy by mail, telephone or over the Internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy by: (1) providing written notice to the Trust at GMO Trust, c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, Attn: Shareholder Services, (2) resubmitting your proxy, or (3) by attending the Meeting and casting your vote in real time.

If you have questions about the proposal described in the Proxy Statement or about the procedures to vote your shares, please call the Trust’s proxy solicitor, Broadridge Financial Solutions, Inc. toll free at 1-855-206-1063. Your participation in this vote is extremely important.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ Douglas Y Charton
Douglas Y Charton
Clerk

Your vote is important – please VOTE promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed prepaid envelope or vote by telephone or over the internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on September 9, 2025:

This Proxy Statement is Available at https://www.gmo.com/americas/legal-and-compliance/

GMO TRUST

GMO Alternative Allocation Fund	GMO International Equity Fund
GMO Asset Allocation Bond Fund	GMO International Opportunistic Value Fund
GMO Benchmark-Free Fund	GMO MAC Implementation Fund
GMO Benchmark-Free Allocation Fund	GMO Multi-Asset Credit Fund
GMO Climate Change Fund	GMO Multi-Sector Fixed Income Fund
GMO Emerging Country Debt Fund	GMO Opportunistic Income Fund
GMO Emerging Markets Fund	GMO Quality Fund
GMO Emerging Markets Ex-China Fund	GMO Resources Fund
GMO Global Asset Allocation Fund	GMO Resource Transition Fund
GMO Global Developed Equity Allocation Fund	GMO Small Cap Quality Fund
GMO Global Equity Allocation Fund	GMO Strategic Opportunities Allocation Fund
GMO High Yield Fund	GMO U.S. Equity Fund
GMO Implementation Fund	GMO-Usonian Japan Value Creation Fund
GMO International Developed Equity Allocation Fund	GMO U.S. Opportunistic Value Fund
GMO International Equity Allocation Fund	GMO U.S. Small Cap Value Fund
GMO U.S. Treasury Fund

53 State Street

Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on September 9, 2025 at 10:30am, Eastern Daylight Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect nominees to the Board of Trustees, as described in the accompanying Proxy Statement.
2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

You may join the Meeting beginning at 10:20am Eastern time by dialing the toll-free number 857-702-2290 and, when prompted, using the conference ID 859 688 321#.

The Board of Trustees unanimously recommends you vote FOR each nominee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on July 24, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special

Meeting or any postponement or adjournment thereof. You are welcome to attend the Meeting to cast your vote. If you cannot attend, please vote by mail, telephone, or internet by following the instructions on the enclosed proxy card. If you have questions, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at 1-855-206-1063. It is important that you vote.

By order of the Board of Trustees of the Trust,

/s/ Douglas Y. Charton
Douglas Y. Charton
Clerk

August 1, 2025

PROXY STATEMENT

GMO TRUST

GMO Alternative Allocation Fund	GMO International Equity Fund
GMO Asset Allocation Bond Fund	GMO International Opportunistic Value Fund
GMO Benchmark-Free Fund	GMO MAC Implementation Fund
GMO Benchmark-Free Allocation Fund	GMO Multi-Asset Credit Fund
GMO Climate Change Fund	GMO Multi-Sector Fixed Income Fund
GMO Emerging Country Debt Fund	GMO Opportunistic Income Fund
GMO Emerging Markets Fund	GMO Quality Fund
GMO Emerging Markets Ex-China Fund	GMO Resources Fund
GMO Global Asset Allocation Fund	GMO Resource Transition Fund
GMO Global Developed Equity Allocation Fund	GMO Small Cap Quality Fund
GMO Global Equity Allocation Fund	GMO Strategic Opportunities Allocation Fund
GMO High Yield Fund	GMO U.S. Equity Fund
GMO Implementation Fund	GMO-Usonian Japan Value Creation Fund
GMO International Developed Equity Allocation Fund	GMO U.S. Opportunistic Value Fund
GMO International Equity Allocation Fund	GMO U.S. Small Cap Value Fund
GMO U.S. Treasury Fund

53 State Street

Boston, Massachusetts 02109

INTRODUCTION

The enclosed proxy is solicited by the Trustees of GMO Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on September 9, 2025 at 10:30am, Eastern Daylight Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on July 24, 2025 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or around August 1, 2025.

The Trustees recommend that you vote:

1.	For the election of each nominee to the Board of Trustees.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

31 series of shares of the Trust had shareholders as of July 24, 2025 (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted for the election of each nominee.

PROPOSAL 1: ELECTION OF TRUSTEES

About the Nominees. The Trustees propose that shareholders elect Paul Braverman, Peter Tufano, Enrique Chang, and Dina Santoro as Trustees of the Trust (each, a “Nominee”). Messrs. Braverman and Tufano are each currently a Trustee of the Trust, have served in that capacity since 2010 and 2008, respectively, and have previously been elected by Fund shareholders. Ms. Santoro is also a current Trustee, having served in that capacity since her appointment by the Board in 2023, and has not previously been elected by Fund shareholders. Mr. Chang is not currently a Trustee of the Trust. If shareholders approve the election of the Nominees, all of the Board members will have been elected by Fund shareholders. The Board unanimously recommends the election of each Nominee.

As described in additional detail below under “Committees of the Board of Trustees”, the Governance Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of potential candidates. In recommending the election of the Nominees, the Governance Committee generally considered the educational, business, and professional experience of each Nominee in determining his or her qualifications to serve as a Trustee of the Funds. The Governance Committee focuses on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee or Nominee. With respect to the Nominees, the Committee considered, among other factors, the particular attributes described below and elsewhere in this Proxy Statement:

Paul Braverman. Mr. Braverman’s experience serving as Trustee of the Trust and as a director of other companies, his professional training and his experience as a certified public accountant and his experience in the management of a leading investment management firm.

Peter Tufano. Mr. Tufano’s experience serving as Trustee of the Trust and as a director of other companies, and his professional training and academic experience, including as a dean and professor of leading business schools and as a published author on a variety of finance-related topics.

Enrique Chang. Mr. Chang’s experience as a senior executive in the asset management industry, including his service as president and portfolio manager of leading investment management firms, and his professional training and experience in business.

Dina Santoro. Ms. Santoro’s experience serving as Trustee of the Trust, as a senior executive in the asset management industry, including her service as a mutual fund director and chief executive officer, her professional training and experience in business and finance, as well as her perspective on Board matters as a senior executive of GMO.

Independent Trustees. The Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the Trust have a minimum percentage of Trustees who are not “interested persons” of the Trust or Grantham, Mayo, Van Otterloo & Co. LLC (“GMO” or the “Manager”), the Funds’ investment manager (referred to as “Independent Trustees” throughout this Proxy Statement). Messrs. Braverman and Tufano currently serve as Independent Trustees. Mr. Chang, if elected, would serve as an additional Independent Trustee.

Interested Trustee. Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds or the Manager are referred to as “Interested Trustees” throughout this Proxy Statement. Ms. Santoro is an interested person of the Funds and the Manager (and thus, an Interested Trustee) due to her position as Chief Operating Officer of the Manager.

The following table sets forth the ages and a description of the principal occupations of the Nominees. Except as shown, the principal occupations and business experience for the last five years of the Nominees have been with the employers indicated. The address of each nominee is c/o GMO Trust, 53 State Street, Boston, Massachusetts 02109.

Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Nominee	Other Public/Investment Company Directorships Held by Nominee
INDEPENDENT TRUSTEE NOMINEES
Paul Braverman YOB:1949	Chairman of the Board of Trustees	Chairman of the Board of Trustees since November 2024; Trustee since March 2010	Retired	31	None
Enrique Chang YOB: 1962	None	N/A	Global Chief Investment Officer, Janus Henderson Investors, 2017-2022.	31	None.
Peter Tufano YOB: 1957	Trustee	Since December 2008	Peter Moores Professor of Finance (July 1, 2011 – June 30, 2022) and Peter Moores Dean and Professor of Finance (July 1, 2011 – June 30, 2021) University of Oxford, Said Business School; Baker Foundation Professor, Harvard Business School (since July 1, 2022)	31	None
INTERESTED TRUSTEE NOMINEE
Dina Santoro[1] YOB: 1973	Trustee and President	Since February 2023	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –December 2022); Chief Operating Officer, Voya Investment Management (January 2022 –December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-December 2022); President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-September 2022); Director, Voya Funds Services, LLC (March 2018-September 2022).	31	Voya Separate Portfolios Trust (July 2018 – December 2022).

1 Ms. Santoro is an “interested person” of the Trust, as such term is used in the 1940 Act, by virtue of her positions with the Trust and GMO indicated in the table above.

Each of the Nominees has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. The term of office of each Nominee who is elected will be until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, as provided in the Trust’s governing documents. If any of the Nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion.

Committees of the Board of Trustees.  The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.

The Board of Trustees currently has established five standing committees: the Audit Committee, the Governance Committee, the Pricing Committee, the Operations Risk Oversight Committee, and the Investment Risk Oversight Committee.

Audit Committee. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and fees of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report; (iv) approves all audit and permissible non-audit services provided by the Trust’s independent auditors to the Funds and, to the extent Audit Committee approval is required, to third parties; and (v) acts as a liaison between the Trust’s independent auditors and the Board. Mr. Braverman and Mr. Tufano are members of the Audit Committee. Mr. Braverman is the Chairman of the Audit Committee.

Pricing Committee. The Pricing Committee oversees the valuation of the securities and other assets held by the Funds, reviews and makes recommendations to the Board regarding the Trust’s Pricing Policies, oversees the activities of GMO in its capacity as valuation designee as described in the Trust’s Pricing Policies, reviews materials furnished to it and considers reports made to it by GMO, consider such other matters as it deem appropriate and consistent with its purposes or that the Board may delegate to it, and reports to the Board on its activities on a regular basis and makes recommendations to the extent it deems appropriate. Messrs. Tufano and Braverman are members of the Pricing Committee. Mr. Tufano is the Chairman of the Pricing Committee.

Operations Risk Oversight Committee. The Operations Risk Oversight Committee assists the Board of Trustees in overseeing the management of operational and systems risks (including those related to cybersecurity) applicable to the Funds and performs any other non-investment risk oversight functions delegated to it by the Board. Messrs. Braverman and Tufano are members of the Operations Risk Oversight Committee, and Mr. Braverman is the Chairman of the Operations Risk Oversight Committee.

Investment Risk Oversight Committee. The Investment Risk Oversight Committee assists the Board in overseeing the process followed by the investment manager to the Trust in managing the investment risks to which the Funds are exposed and performing any other role relating to investment risk assigned to it by the Board. All of the current Trustees are members of the Investment Risk Oversight Committee, and Mr. Tufano is the Chairman of the Investment Risk Oversight Committee.

Governance Committee. The Governance Committee oversees general Fund governance-related matters, including reviewing and approving the compensation of the Independent Trustees, making recommendations to the Board relating to governance of the Trust, reviewing possible conflicts of interest and independence issues involving Trustees, reviewing the composition of the Board, considering whether to recommend adoption of any retirement policies, considering the skill sets and qualifications of prospective Trustees and proposing to the Board of Trustees candidates to serve as Trustees, reviewing reports from independent legal counsel to the Independent Trustees regarding potential conflicts of interest, determining that such counsel qualifies as “independent legal counsel” (as that term is defined in the 1940 Act) and recommending the selection of such counsel to the Independent Trustees, consulting with the Trust’s Chief Compliance Officer regarding any violations of the Independent Trustees’ Code of Ethics, reporting to the Board on its activities on a periodic basis and making recommendations to the extent the Committee determines appropriate, and performing any other functions delegated to it by the Board of Trustees. Messrs. Braverman and Tufano are members of the Governance Committee. Mr. Tufano is the Chairman of the Governance Committee. The charter of the Governance Committee is included in Exhibit A.

As noted above, the Governance Committee has responsibility for recommending to the Board the nomination of candidates for election as Trustees, including identifying, and evaluating the skill sets and qualifications of, potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s officers, the Trust’s investment adviser, current shareholders or other sources that the Governance Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Governance Committee has full discretion to reject any nominees, including those recommended by shareholders.

The Governance Committee considers a variety of qualifications, skills and other attributes in evaluating potential candidates for nomination to the Board of Trustees. The attributes considered may include but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) skill sets, areas of expertise, abilities and judgment; and (iii) availability and commitment to attend meetings and to perform the responsibilities of a Trustee. In evaluating potential candidates, the Governance Committee also considers the overall composition of the Board of Trustees and assesses the needs of the Board and its committees.

Following the passing of Donald Glazer, a long-standing former Trustee and Chairman of the Board, the Governance Committee conducted a search for a new Independent Trustee candidate to replace Mr. Glazer. With the assistance of a third party executive search firm, the Governance Committee ultimately selected and nominated Mr. Chang.

Shareholder Communication with Trustees. The Board of Trustees provides a process for shareholders to send communications to the Trustees, including recommendations for nominees to the Board of Trustees. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder. Shareholders may send communications to the Trustees to the following address:

To the Attention of the Board of Trustees

c/o GMO Trust Chief Compliance Officer

GMO Trust

53 State Street

Floor 33

Boston, MA 02109

Meetings. During the fiscal year ended February 28, 2025, the Board of Trustees held seven regular meetings and three special meetings. During the fiscal year ended February 28, 2025, the Audit Committee held three meetings; the Governance Committee held four meetings; the Pricing Committee held four meetings; the Operations Risk Oversight Committee held three meetings; and the Investment Risk Oversight Committee held four meetings. None of the Trustees attended less than 75% of the meetings of the Board and meetings of the committees on which he or she served.

Compensation. The Trust has adopted a compensation policy for its Trustees. Interested Trustees receive no compensation from the Trust for their services as Trustees. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receives an annual fee. The Trust reimburses the Independent Trustees for travel expenses incurred in connection with attending Board and committee meetings. The Trust pays no additional compensation for travel time to meetings, attendance at director’s education seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Exhibit B sets forth the compensation paid to the Trustees by the Funds during the fiscal year ended February 28, 2025.

Additional Information about the Nominees. Please refer to Exhibit C and Exhibit D  for information concerning the nominees for Trustee’s beneficial ownership of shares of the Funds and of related companies of the Funds’ adviser and principal underwriter.

Required Vote. Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy. Pursuant to the Trust’s Amended and Restated By-Laws, Shareholders attending the Meeting telephonically constitutes presence in person at the Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

Further Information about Voting and the Special Meeting

Quorum and Methods of Tabulation. The shareholders of all Funds vote together as a single class on the election of Trustees. Votes cast by proxy or by shareholders in real time at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting.

The Tellers will count the total number of votes cast “for” approval of the election of Trustees for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have any effect on the outcome of the election.

Voting by Funds That Invest in Other Funds. Some Funds invest in other Funds of the Trust (collectively, the “underlying funds”). The Board of Trustees is entitled to vote shares of the underlying funds held by these Funds at the Special Meeting. With respect to each underlying fund, the Board has decided to vote the shares held by other Funds in the same proportion as the votes cast by all other shareholders of the Trust.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust or Broadridge Financial Solutions, Inc. (“Broadridge”), (ii) by a properly executed later-dated proxy received by the Clerk of the Trust or Broadridge, or (iii) by submitting a vote in real time at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy.  Shareholders may revoke a proxy as often as they wish before the Special Meeting.  Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment. In the event that a quorum is not present and/or sufficient votes in favor of the election of Trustees are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the election. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question by shareholders present or by proxy at the session of the Special Meeting to be adjourned, whether or not a quorum is present, as required by the Trust’s Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the election of one or more nominees. They will vote against any such adjournment those proxies required to be voted against all nominees. The Trust will pay the costs of any additional solicitation and any adjourned session.

Financial Information. A copy of the Annual Report for each Fund for the most recent fiscal year (i.e., February 28, 2025), including financial statements, has previously been mailed to shareholders. Upon request, a Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be sent to Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, Floor 33, Boston, Massachusetts 02109, Attn: Shareholder Services or made by telephone by calling 1-617-346-7646.

Additional Information. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Trust. In addition to soliciting proxies by mail, the Trustees, officers or agents of the Trust may solicit proxies in person or by telephone. The Trust has engaged Broadridge to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. The costs of these services are expected to be approximately $130,000.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent in writing to the Trust at GMO Trust, c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, Attn: Shareholder Services, or made by telephone by calling Broadridge toll-free at 1-855-206-1063.

Fund Information

Mailing Address. The mailing address of the Trust and each Fund is 53 State Street, 33rd Floor, Boston, Massachusetts 02109.

Investment Adviser and Distributor. Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, serves as the Trust’s investment adviser. Funds Distributor, LLC, 3 Canal Street, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor (the “Distributor”) on behalf of each of the Funds.

Limitation of Trustee Liability. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; provided, however, that no Trustee shall be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Independent Registered Public Accounting Firm. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02110, to serve as each Fund’s independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides auditing services in connection with the preparation of various Securities and Exchange Commission (“SEC”) filings, and consults with the Trust as to certain non-U.S. tax matters. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

Exhibit E sets forth, for the Trust’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust, (b) those non-audit services provided to the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust (each, a “Service Affiliate”) that relate directly to the operations and financial reporting of the Trust, and (c) aggregate non-audit fees in each of the last two fiscal years to the Trust and its Service Affiliates.

Pre-Approval Policies of the Audit Committee.  The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services, subject to certain limitations on the projected fees associated with each service: (1) the engagement scope and terms of the annual audit; (2) certain audit-related services; (3) tax services permitted by SEC rules that the Audit Committee has reviewed and believes would not impair the independence of the auditor; and (4) non-audit services permitted by SEC rules that are routine and recurring and that the Audit Committee believes would not impair the independence of the auditor. All other types of services not included on the schedule to the Policy, or for which the projected fees exceed those provided in the schedule to the Policy, require the specific pre-approval by the Audit Committee or the Chairman of the Committee (if timing necessitates that pre-approval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

The Trust’s Audit Committee has considered whether the provision of non-audit services by the Trust’s independent registered public accounting firm to the Trust’s Service Affiliates that were not pre-approved by the Committee (because they did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the independent registered public accounting firm as the Trust’s auditors.

Other Information. Please refer to Exhibits F through H for additional information about the Funds and the Trust, including information about the Trust’s officers, shares outstanding in the classes offered by the Funds and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of the dates specified on each Exhibit.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

August 1, 2025

EXHIBIT A—GOVERNANCE COMMITTEE CHARTER

GMO TRUST

BOARD OF TRUSTEES

Governance Committee Charter

Amended and Restated as of November 21, 2019

Committee Membership

The Committee shall consist of two or more members all of whom are not “interested persons” (as defined in the Investment Company Act) of the Trust ("Independent Trustees"). The Board shall designate the members of the Committee and the Committee’s Chair and may designate alternate(s) to serve as members of the Committee to the extent necessary for the Committee to take action or as otherwise deemed appropriate by the Chair of the Committee. The Board may remove any member of the Committee at any time in its sole discretion.

Meetings

The Committee shall meet annually and at such other times as it deems appropriate. The Chair, any other member of the Committee or an officer of the Trust are individually authorized to call meetings of the Committee and send notice, as provided in the Trust’s by-laws.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee are:

a.	To review and approve the compensation of the Independent Trustees;
b.	To make recommendations to the Board relating to governance of the Trust, including:
i.	considering on a periodic basis what Board committees should be established and what their responsibilities and functions should be and making recommendations in that regard to the Board;
ii.	recommending to the Board the number of members of each Board committee and who should be elected as chair and as members of those committees; and
iii.	establishing a process for evaluating the performance of the Board and its committees, including consideration of the effectiveness of the committee structure and the number of funds on whose Boards each Trustee serves, which evaluation shall take place at least once annually;
c.	To review possible conflicts of interest and independence issues involving Trustees;
d.	To review the composition of the Board, to consider whether to recommend adoption of any retirement policies, to consider the skill sets and qualifications of prospective Trustees and to propose to the Board candidates to serve as Trustees, including candidates submitted by Trust shareholders to serve as Trustees;
e.	To review reports from independent legal counsel to the Independent Trustees regarding potential conflicts of interest, to determine that such counsel qualifies as independent legal counsel and to recommend the selection of such counsel to the Independent Trustees;
f.	To consult with the Trust’s Chief Compliance Officer regarding any violations of the Independent Trustees’ Code of Ethics.
A-1

g.	To report to the Board on its activities on a periodic basis and to make recommendations to the extent the Committee deems appropriate; and
h.	To perform any other functions delegated to it by the Board.

Resources and Authority

The Committee shall have the resources and authority necessary to discharge its duties under this Charter, including the authority to retain, at the Trust’s expense, and consult with such legal counsel and other experts or consultants as the Committee, in its discretion, deems appropriate.

Periodic Review and Amendments of Charter

The Committee shall review this Charter at least annually and recommend any changes to the Board. A majority vote of the Board members, including a majority of the Independent Trustees, shall be required to approve changes to this Charter.

A-2

EXHIBIT B--TRUSTEE AND OFFICER COMPENSATION

Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or any Fund during the fiscal year ended February 28, 2025:

	Name of Person, Position
	Peter Tufano, Trustee	Paul Braverman, Trustee
Compensation from Each Fund:
Alternative Allocation Fund	$3,192	$3,628
Asset Allocation Bond Fund	$563	$620
Benchmark-Free Allocation Fund	$34,410	$38,297
Benchmark-Free Fund	$14,519	$16,168
Climate Change Fund	$9,948	$10.999
Emerging Country Debt Fund	$31,129	$34,672
Emerging Country Debt Shares Fund	$390[1]	$477[1]
Emerging Markets Fund	$5,468	$6,086
Emerging Markets ex-China Fund	$1,433	$1,635
Global Asset Allocation Fund	$5,109	$5,672
Global Developed Equity Allocation Fund	$1,043	$1,159
Global Equity Allocation Fund	$9,052	$10,049
High Yield Fund	$1,980	$2,196
Implementation Fund	$32,686	$33,716
International Developed Equity Allocation Fund	$3,986	$4,421
International Equity Allocation Fund	$4,228	$4,701
International Equity Fund	$13,631	$15,107
International Opportunistic Value Fund	$5,477	$6,060
Japan Value Creation Fund	$2,334	$2,567
MAC Implementation Fund	$94[1]	$115[1]
Multi-Asset Credit Fund	$469[1]	$573[1]
Multi-Sector Fixed Income Fund	$1,100	$1,219
Opportunistic Income Fund	$21,065	$23,293
Quality Fund	$143,935	$159,751
Resources Fund	$26,286	$29,341
Resource Transition Fund	$1,610	$1,794
Small Cap Quality Fund	$4,922	$5,398
Strategic Opportunities Allocation Fund	$2,630	$2,914
U.S. Equity Fund	$1,914	$2,138
U.S. Opportunistic Value Fund	$7,394	$8,212
U.S. Small Cap Value Fund	$530	$588
B-1

	Name of Person, Position
	Peter Tufano, Trustee	Paul Braverman, Trustee
U.S. Treasury Fund	$5,682	$6,397
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A
Total Compensation from the Trust Complex[2]:	$398,336	$440,002

1 Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2025. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

2 Reflects actual direct compensation received during the fiscal year ended February 28, 2025 from series of the Fund Complex that had commenced operations on or before February 28, 2025.

B-2

No officer of the Trust received aggregate compensation exceeding $60,000 from any Fund during the fiscal year ended February 28, 2025.

B-3

EXHIBIT C--SHARE HOLDINGS

The following table sets forth ranges of the Trustee nominees’ direct beneficial share ownership in the Funds and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust as of June 30,  2025.

Name of Nominee/Funds	Dollar Range of Shares Directly Owned in Funds	Aggregate Dollar Range of Shares Directly Owned in all Funds of the Trust to be Overseen by Nominee
Paul Braverman Climate Change Fund	Over $100,000	Over $100,000
Peter Tufano Quality Fund Emerging Country Debt Fund	Over $100,000 Over $100,000	Over $100,000 Over $100,000
Dina Santoro	None	None
Enrique Chang	None	None
C-1

The following table  sets forth ranges of the Trustee nominees’ indirect beneficial share ownership in the Funds and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust, as of June 30, 2025, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

Name of Nominee/Funds	Dollar Range of Shares Indirectly Owned in Funds	Aggregate Dollar Range of Shares Indirectly Owned in all Funds of the Trust to by Overseen by Nominee
Paul Braverman U.S. Treasury Fund	$1 - $10,000	$1 - $10,000
Peter Tufano U.S. Treasury Fund	$1 - $10,000	$1 - $10,000
Dina Santoro	None	None
Enrique Chang	None	None

As of June 30, 2025, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

C-2

EXHIBIT D--OWNERSHIP IN RELATED COMPANIES

None of the Trustee nominees or their family members owned securities, as of July 22, 2025, in the Manager, the Distributor, or entities directly or indirectly controlling, controlled by or under common control with, the Manager or the Distributor.

D-1

EXHIBIT E--FEES BILLED BY AUDITORS

Exhibit E sets forth, for the Trust’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust (each, a “Service Affiliate”) that related directly to the operations and financial reporting of the Trust. These fees are categorized under the following captions:

Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

All Other Fees: Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

During the periods indicated in the table below, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the Trust or the Trust’s Service Affiliates.

Below are the fees billed in each of the last two fiscal years for services rendered to the Trust by PricewaterhouseCoopers LLP:

Audit Fees: The aggregate fees billed to the Trust for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audit of the Trust’s annual financial statements for the fiscal years ending February 29, 2024 and February 28, 2025 were $1,558,243 and $1,714,873, respectively.

Audit-Related Fees: The aggregate fees billed to the Trust for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust for the fiscal years ending February 29, 2024 and February 28, 2025 were $30,420 and $51,113, respectively. The aggregate fees billed to the Trust’s Service Affiliates for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust for the fiscal years ending February 29, 2024 and February 28, 2025 were $402,790 and $423,857, respectively.

Tax Fees:  The aggregate fees billed to the Trust for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, for the fiscal years ending

E-1

February 29, 2024 and February 28, 2025 were $883,302 and $1,163,107, respectively.   The aggregate fees billed to the Trust’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust for the fiscal years ending February 29, 2024 and February 28, 2025 were $0 and $0, respectively.

All Other Fees. For the fiscal years ending February 29, 2024 and February 28, 2025, respectively, aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Trust and for non-audit services rendered to the Trust’s Service Affiliates were $0 and $0.

E-2

EXHIBIT F--OFFICER INFORMATION

The table below contains information concerning the officers of the Trust. Officers are elected to hold office until their successors are elected and qualified to carry out the duties and responsibilities of their office, or until they resign or are removed from office. The address of each officer is c/o GMO Trust, 53 State Street, Boston, Massachusetts 02109.

Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Dina Santoro YOB: 1973	Trustee; President of the Trust	Since February 2023.	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – December 2022); Chief Operating Officer, Voya Investment Management (January 2022 – December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - December 2022); President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - September 2022); Director, Voya Funds Services, LLC (March 2018 - September 2022).
Tara Pari YOB: 1976	Chief Executive Officer	Since November 2020.	Head of Fund Reporting, Risk and Controls and Proxy Voting (October 2021 - present), Grantham, Mayo, Van Otterloo & Co. LLC; Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 - present).
Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Since September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 - present).
F-1

Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
John Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Head of Tax, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present); Head of Fund Tax, Grantham, Mayo, Van Otterloo & Co LLC (2018 – 2020).
Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 - present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 - present).
Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 - present).
Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present).
Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Since May 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).
Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager, Grantham, Mayo, Van Otterloo & Co. LLC (March 2016 – present).

1 Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which the Manager or an affiliate of the Manager serves as the investment adviser.

F-2

EXHIBIT G--SHARES OUTSTANDING

The table below lists the shares outstanding of each Fund of the Trust as of July 24, 2025.

FUND NAME	SHARE CLASS	SHARES OUTSTANDING
GMO Alternative Allocation Fund	Class I	5,905,295.735
	Class R6	510.295
	Class VI	33,695,444.201
GMO Asset Allocation Bond Fund	Class VI	2,057,727.188
GMO Benchmark-Free Allocation Fund	Class I	16,230,361.307
	Class III	26,013,201.179
	Class IV	25,894,372.570
	Class R6	12,403,464.428
GMO Benchmark-Free Fund	Class III	57,440,037.152
GMO Climate Change Fund	Class I	3,119,584.087
	Class III	9,293,157.581
	Class R6	8,770,366.118
GMO Emerging Country Debt Fund	Class III	42,791,422.835
	Class IV	60,658,828.928
	Class VI	7,764,588.081
GMO Emerging Markets Ex-China Fund	Class III	2,858,741.446
	Class VI	3,087,329.509
GMO Emerging Markets Fund	Class I	3,320,050.624
	Class II	4,743,727.557
	Class III	1,709.832
	Class R6	610,082.834
	Class VI	7,234,659.173
GMO Global Asset Allocation Fund	Class I	414,842.056
	Class III	11,357,679.062
	Class R6	216,510.362
GMO Global Developed Equity Allocation Fund	Class III	3,025,967.693
GMO Global Equity Allocation Fund	Class I	144,359.346
	Class III	16,147,017.653
	Class R6	1,586,129.877
GMO-Usonian Japan Value Creation Fund	Class I	1,517,643.145
	Class III	1,408,295.389
	Class VI	5,282,389.562
GMO High Yield Fund	Class I	34,810.814
	Class VI	7,897,220.201
GMO Implementation Fund		139,587,888.400
G-1

GMO International Equity Fund	Class I	397,166.300
	Class III	13,264,563.558
	Class IV	21,602,234.554
GMO International Developed Equity Allocation Fund	Class III	9,661,951.459
	Class R6	7,718,056.750
GMO International Equity Allocation Fund	Class III	2,670,362.362
	Class R6	7,281,248.894
GMO International Opportunistic Value Fund	Class I	6,832.579
	Class III	1,938,458.068
	Class IV	17,053,568.152
	Class R6	1,330,167.192
GMO MAC Implementation Fund		187,686.572
GMO Multi-Asset Credit Fund	Class IV	537,110.341
GMO Multi-Sector Fixed Income Fund	Class III	793,083.154
	Class IV	4,002,330.564
GMO Opportunistic Income Fund	Class I	30,291,041.606
	Class III	4,507,830.883
	Class R6	13,050,173.331
	Class VI	4,441,139.337
GMO Quality Fund	Class I	52,329,657.289
	Class III	98,747,148.563
	Class IV	30,970,483.179
	Class R6	47,395,420.580
	Class VI	85,932,184.387
GMO Resource Transition Fund	Class VI	9,042,644.517
GMO Resources Fund	Class I	14,974,856.708
	Class III	10,364,742.085
	Class IV	18,609,718.494
	Class R6	26,001,418.274
	Class VI	4,337,433.408
GMO Small Cap Quality Fund	Class I	14,124,552.469
	Class III	2,744,309.882
	Class IV	6,506,545.901
	Class R6	64,208.387
	Class VI	2,239,253.163
GMO Strategic Opportunities Allocation Fund	Class III	4,659,895.858
GMO U.S. Equity Fund	Class III	5,665,845.307
	Class VI	8,542,567.736
GMO U.S. Opportunistic Value Fund	Class I	2,911,313.521
	Class III	1,846,748.019
	Class IV	4,018,699.163
	Class R6	94,442.760
	Class VI	6,048,425.529
GMO Small Cap Value Fund	Class VI	1,745,148.450
GMO U.S. Treasury Fund	Class VI	88,998,882.123
G-2

EXHIBIT H--BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of June 2, 2025.

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO Asset Allocation Fund	Class VI	GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (50.93%)	GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (25.83%)
		GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (8.73%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (5.58%)
	Class R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111 (100.00%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (11.98%)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105 (11.95%)
GMO Asset Allocation Bond Fund	Class VI	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (62.75%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (21.27%)
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (15.88%)
H-1

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO Benchmark-Free Allocation Fund	Class III	GENERAL CONFERENCE CORPORATION OF SEVENTH-DAY ADVENTISTS ATTN: ANEES ABDELNOUR 12501 OLD COLUMBIA PIKE SILVER SPRING, MD 20904 (6.88%)	OKLAHOMA TOBACCO SETTLEMENT ENDOWMENT TRUST ATTN: LISA MURRAY 2300 N. LINCOLN BLVD, SUITE 217 OKLAHOMA CITY, OK 73105 (5.82%)
		NORTHERN TRUST AS CUSTODIAN FBO UAW RETIREES OF DAIMLER TRUCKS NORTH AMERICA WELFARE BENEFITS TRUST A C XXXXX760 PO BOX 805341 CHICAGO, IL 60675 (5.55%)	MAC & CO A/C XXX933 FBO: LABORER'S DISTRICT COUNCIL OF WESTERN PA WELFARE FUND ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET PITTSBURGH, PA 15258 (5.54%)
US BANK NA FBO LA HOTEL-RESTAURANT RETIREMENT FUND 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212 (5.02%)
	Class IV	ASPIRIANT DEFENSIVE ALLOCATION FUND, A SERIES OF ASPIRIANT TRUST ATTN: ASPIRIANT FUNDS 11100 SANTA MONICA BLVD., SUITE 600 LOS ANGELES, CA 90025 (33.86%)	CELUI INVESTMENTS PTE LTD ATTN: EFM OPERATIONS 168 ROBINSON ROAD #37-01, CAPITAL TOWER SINGAPORE 068912 Singapore (19.20%)
		NORTHERN TRUST AS CUSTODIAN FBO EIT MEDICAL AC# XXXXX783 ATTN: KATIE LEHNER 801 S. CANAL STREET CHICAGO, IL 60607 (14.14%)	NORTHERN TRUST AS CUSTODIAN FBO EIT 134 PENSION AC# XXXXX781 ATTN: KATIE LEHNER 801 S. CANAL STREET CHICAGO, IL 60607 (12.21%)
BENJAMIN L INKER 15 CHATHAM STREET BROOKLINE, MA 02446 (5.73%)
	Class R6	COMMONWEALTH OF MASSACHUSETTS 1234 MAIN ST NEW YORK, NY 10017 (34.15%)	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (31.92%)
H-2

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (7.87%)	MAC & CO A/C XXX088 FBO: HIGHMARK HEALTH AHN PLAN ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258 (5.83%)
	Class I	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303 (24.80%)	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (22.91%)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716 (15.81%)
GMO Benchmark-Free Fund	Class III	ABBOTT ABBVIE MULTIPLE EMPLOYER PENSION PLAN TRUST ATTN: RACHEL LOPEZ 100 ABBOTT PARK RD. AP6D-2 0-310 ABBOTT PARK, IL 60064 (25.54%)	ABBOTT LABORATORIES ANNUITY RET TR C/O THE NORTHERN TRUST CO. P.O. BOX 92956 CHICAGO, IL 60607 (15.65%)
		THE NORTHERN TRUST COMPANY ON BEHALF OF THE MOTION PICTURE INDUSTRY INDIVIDUAL ACCOUNT PLAN PUBLIC & TAFT HARTLEY PLANS 50 SOUTH LASALLE ST CHICAGO, IL 60675 (13.63%)	THE NORTHERN TRUST COMPANY ON BEHALF OF THE MOTION PICTURE INDUSTRY PENSION PLAN PUBLIC & TAFT HARTLEY FUNDS 50 SOUTH LASALLE STREET CHICAGO, IL 60675 (9.78%)

BNY MELLON TRUSTEE FBO EMPLOYEES' RETIREMENT PLAN OF CONSOLIDED
ELECTRICAL DISTRIBUTORS, INC.
ATTN: MS. KIMBERLY HENRY, C/O BNY MELLON
ASSET SERVICING, 500 GRANT ST., 151-1335
PITTSBURGH, PA 15258

(9.33%)

MOTION PICTURE INDUSTRY HEALTH PLAN ACTIVE FUND ATTN HEATHER BRIGGS 11365 VENTURA BOULEVARD STUDIO CITY, CA 91604 (7.15%)
H-3

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
MAC & CO A/C XXXXXX00002 FBO VEBA TRUST FOR UNION EMPLOYEES OF KEYSPAN CORPORATION ATTN MUTUAL FUND OPS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230 (6.09%)
GMO Climate Change Fund	Class III	MAC & CO A/C XXX584 FBO:NEUALT LLC ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258 (25.76%)	GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (8.53%)
	Class R6	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (67.29%)	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (25.54%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (31.85%)	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL.12 NEW YORK, NY 10004 (23.58%)
GMO Emerging Country Debt Fund	Class III	CIBC MELLON TRUST COMPANY, TRUSTEE OF THE CN CANADIAN MASTER TRUST FUND ATTN: MS. CLAUDETTE BAKER; MS. JACQUELINE ABDOU 320 BAY STREET, GROUND FLOOR TORONTO, ONTARIO, CANADA M5H 4A6 Canada (13.17%)	LAUER & CO., NOMINEE FOR GLENMEDE TRUST CO., N.A. ATTN: MARIE KNUTTEL P.O. BOX 58997 PHILADELPHIA, PA 19102 (9.80%)
H-4

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
		SAN FRANCISCO CITY AND COUNTY EMPLOYEES' RETIREMENT SYSTEM ATTN: ALO MARTINS 1145 MARKET STREET 5TH FLOOR SAN FRANCISCO, CA 94103 (8.34%)	HSBC - NORTH AMERICAN (U.S.) PENSION TRUST ATTN: CHRISTOPHER STANLEY 227 W. MONROE STREET, 18TH FLOOR CHICAGO, IL 60606 (8.10%)
		NORTHERN TRUST AS CUSTODIAN FBO PENSION PLAN FOR EMPLOYEES AT ORNL A/C# XXXXX456 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675 (7.33%)	SEI PRIVATE TRUST COMPANY C/O PRINICIPAL FINANCIAL ID 636 FBO AXP # XXXXX612 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS, PA 19456 (5.05%)
	Class IV	MUNICIPAL EMPLOYEES RETIREMENT SYSTEM OF MICHIGAN GROUP TRUST ATTN: PETER WUJKOWSKI 1134 MUNICIPAL WAY LANSING, MI 48917 (21.94%)	MAC & CO A/C XXX499 FBO: IHC HEALTH SERVICES, INC. ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258 (20.77%)
		THE COCA-COLA COMPANY MASTER RETIREMENT TRUST ATTN: TREASURY DEPARTMENT (ASSETS MANAGEMENT GROUP) ONE COCA-COLA PLAZA ATLANTA, GA 30313 (10.68%)	NORTHERN TRUST AS CUSTODIAN FBO LINDE PENSION PLAN A/C XXXXX287 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675 (8.98%)
		NORTHERN TRUST AS TRUSTEE FBO CENTURYLINK, DEFINED BENEFIT MASTER TRUST AC# XXXX837 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675 (6.82%)	NORTHERN TRUST COMPANY CUSTODIAN FBO MANXOME INVESTORS, L.P. TRUST A/C XXXX909 ATTN: SA TRADE TEAM 50 SOUTH LASALLE STREET CHICAGO, IL 60603 (5.23%)
	Class VI	GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (28.65%)	GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (15.03%)
H-5

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
		ASPIRIANT RISK-MANAGED TAXABLE BOND FUND, A SERIES OF ASPIRIANT TRUST ATTN: ASPIRIANT FUNDS 11100 SANTA MONICA BLVD, SUITE 600 LOS ANGELES, CA 90025 (10.90%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (8.02%)
THOMAS F. & EVON C. COOPER TRUST ATTN: THOMAS F. COOPER TRUSTEE 16 GARLAND RD LINCOLN, MA 01773 (5.32%)
GMO Emerging Markets Ex-China Fund	Class III	SGF, LLC ATTN: JON MELLIN 30 S. WACKER DRIVE SUITE 2875 CHICAGO, IL 60606 (39.11%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (28.19%)
		SEI PRIVATE TRUST COMPANY C/O TRUIST BANK ID 866 FBO UNITED STATES HOLOCAUST MEMORIAL MUSEUM XXXX356 ATTN: MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS, PA 19456 (20.01%)	WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (10.30%)
	Class VI	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (32.98%)	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (28.35%)
		STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR THE NORTHROP GRUMMAN CORPORATION PENSION MASTER TRUST ATTN: JOHN VAVLADELLIS 2 AVENUE DE LAFAYETTE, LCC1E BOSTON, MA 02111 (27.68%)	GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (5.44%)
H-6

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO Emerging Markets Fund	Class II	MAC & CO A/C XXX002 FBO DIANNE S. LOZIER TRUST ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH, PA 15258 (35.68%)	JOHN HANCOCK FINANCIAL SERVICES INC PENSION PLAN ATTN MICHAEL BROWN STATE STREET BANK & TRUST CO 2 AVENUE DE LAFAYETTE MS LCC2 BOSTON, MA 02111 (13.51%)
MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (10.23%)
	Class III	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105 (100.00%)
	Class VI	GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (50.96%)	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (29.23%)
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (13.39%)
	Class R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (75.26%)	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH, CT 06830 (10.62%)
		CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (7.36%)	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE, PA 19482 (6.75%)
H-7

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (57.32%)	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310 (12.83%)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310 (6.15%)
GMO Global Asset Allocation Fund	Class III	CONSTELLATION TRUST COMPANY AS CUSTODIAN FBO TEXAS TUITION PROMISE FUND ATTN: JUSTIN KULLMAN 17605 WRIGHT STREET OMAHA, NE 68130 (24.40%)	NATIONAL FOOTBALL LEAGUE RECIPROCAL TRUST C/O CHRISTOPHER MERLO, PNC INSTITUTIONAL ASSET MANAGEMENT PNC BANK, 300 FIFTH AVE, 29TH FL PITTSBURGH, PA 15222 (10.16%)
		CAMDEN NATIONAL BANK, TRUSTEE FBO REDINGTON-FAIRVIEW RETIREMENT PLAN ATTN: CLIENT SERVICES 2 CANAL PLAZA, PORTLAND, ME 04101 (7.39%)	AGW INVESTMENT COMPANY ATTN KEITH A ROOK MANAGING DIRECTOR C/O WEILER ARNOW MGT CO, INC. 675 THIRD AVENUE, 27TH FLOOR NEW YORK, NY 10017 (7.29%)
		AGW HOLDING COMPANY ATTN KEITH A ROOK MANAGING DIRECTOR C/O WEILER ARNOW MGT CO., INC. 675 THIRD AVENUE, 27TH FLOOR NEW YORK, NY 10017 (6.39%)	SEI PRIVATE TRUST COMPANY C/O PRINICIPAL FINANCIAL ID 636 FBO TOWN OF WALLINGFORD PENSION # XXXXX500 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS, PA 19456 (5.51%)
PHILADELPHIA HOUSING AUTHORITY RETIREMENT INCOME PLAN 12 S. 23RD STREET, 6TH FLOOR PHILADELPHIA, PA 19103 (5.29%)
	Class R6	MATRIX TRUST COMPANY AS TRUSTEE FBO ST. JUDE MEDICAL, INC. MANAGEMENT SAVINGS PLAN P. O. BOX 52129 PHOENIX, AZ 85072 (91.27%)	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE, PA 19482 (6.53%)
H-8

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (88.91%)
GMO Global Developed Equity Allocation Fund	Class III	BANK LOMBARD ODIER & CO LTD FAO CP POLICE ATTN: DEALING DESK 11, RUE DE LA CORRATERIE 1204 GENEVA Switzerland (99.76%)
GMO Global Equity Allocation Fund	Class III	NAVY FEDERAL CREDIT UNION EMPLOYEES' RETIREMENT PLAN PLAN SPONSOR: NAVY FEDERAL CREDIT UNION ATTN: AL CHARETTE 820 FOLLIN LANE VIENNA, VA 22180 (57.95%)	CHRISTIAN BROTHERS EMPLOYEE RETIREMENT PLAN ATTN: PATRICE MAUTHE 1205 WINDHAM PARKWAY ROMEOVILLE, IL 60446 (15.70%)
		CITY OF KANSAS CITY MISSOURI EMPLOYEES RETIREMENT SYSTEM RICK BOERSMA 414 E 12TH STREET KANSAS CITY, MO 64106 (11.35%)	STICHTING BEWAARDER TRIPLE PARTNERS ATTN: COR BOUTKAN PRINS BERNHARDPLEIN 200 1097 JB AMSTERDAM THE NETHERLANDS Netherlands (7.24%)

CITY OF HAMILTON MASTER TRUST
MEMBERS OF HAMILTON DEFINED BEN PEN PLAN
ATTN: MR. GERALD BOYCHUK
CITY OF HAMILTON, INVEST. DEPARTM
71 MAIN STREET WEST, 1ST FLOOR
HAMILTON ON, CANADA L8P 4Y5 Canada

(5.74%)

	Class R6	J.P. MORGAN SECURITIES LLC. OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245 (81.43%)	VOYA INSTITUTIONAL TRUST COMPANY FBO CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM ATTN: PENSION2 MAILSTOP 44 100 WATERFRONT PLACE WEST SACRAMENTO, CA 95605 (17.35%)
H-9

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (78.00%)
GMO High Yield Fund	Class VI	STICHTING PENSIOENFONDS ATOS VERRIJN STUARTLAAN 1F, RIJSWIJK 2288 EK Netherlands (69.14%)	GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (17.49%)
GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (8.53%)
	Class I	LPL FINANCIAL A/C XXXXXX005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121 (58.56%)	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (10.97%)
GMO Implementation Fund		GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (93.34%)	WORKPLACE HEALTH SAFETY AND COMPENSATION COMMISSION OF NEW BRUNSWICK, DBA "WORKSAFENB" ATTN: MICHAEL MACFARLANE 1 PORTLAND STREET SAINT JOHN, NB, E2L 3X9 Canada (6.66%)
H-10

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO International Equity Allocation Fund	Class III	SAXON & CO. FBO CARPENTERS PENSION FUND XXXXXXXXXXX012 P.O. BOX 94597 CLEVELAND, OH 44101 (57.51%)	US BANK FBO CAL TEACHERS ASSN EBT GMO ATTN: TRUST SECURITIES 1555 N. RIVERCENTER DR. SUITE 302 PO BOX 1787 MILWAUKEE, WI 53072 (17.66%)
		PEARL ATLANTIC, LLC ATTN: JAMES A. PASQUARELLO 3830 SOUTH HIGHWAY A1A, SUITE 4-157 MELBOURNE BEACH, FL 32951 (13.33%)	MARY A. PASQUARELLO AMENDED AND RESTATED TRUST JULY 11, 2005 RESTATED JANUARY 4, 2013 421 RIVERVIEW LANE, MELBOURNE BEACH, FL 32951 (6.67%)
	Class R6	THE NORTHERN TRUST COMPANY AS TRUSTEE FBO CENTURYLINK - DV PO BOX 92994 CHICAGO, IL 60675 (88.56%)	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY STREET BOSTON, MA 02116 (7.73%)
GMO International Developed Equity Allocation Fund	Class III	MCMASTER UNIVERSITY MASTER TRUST EMPLOYEES TREASURY OPERATIONS ATTN: MCMASTER TREASURY OJN, ROOM 417, TREASURY OPERATIONS 1280 MAIN STREET WEST HAMILTON ON L8S 4L8 Canada (98.76%)
	Class R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (92.93%)	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (6.68%)
GMO International Equity Fund	Class III	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (85.77%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (8.57%)
H-11

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (5.49%)
	Class IV	GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (39.11%)	GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (23.62%)
		GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (20.64%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (9.45%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (96.03%)
GMO International Opportunistic Value Fund	Class III	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (73.51%)	WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (24.76%)
	Class I	STATE STREET BANK & TRUST CO CUST FBO DOUG KEITH IRA 605 OSGOOD STREET NORTH ANDOVER, MA 01845 (62.98%)	LPL FINANCIAL A/C XXXXXX005 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121 (37.02%)
	Class IV	NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX741 PO BOX 92956 CHICAGO, IL 60675 (25.46%)	GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (21.89%)
		GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (16.14%)	GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (15.82%)
H-12

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (7.98%)
	Class R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (100.00%)
GMO MAC Implementation Fund		GMO MULTI-ASSET CREDIT FUND ATTN: SHAREHOLDER SERVICES C/O GMO LLC 53 STATE STREET, 33RD FLOOR BOSTON, MA 02109 (100,00%)
GMO Multi-Asset Credit Fund	Class IV	SMITHSONIAN INSTITUTION 425 3RD STREET, SUITE 850 WASHINGTON, DC 20024 (100,00%)
GMO Multi-Sector Fixed Income Fund	Class III	SAINT MARY'S HOSPITAL RETIREMENT PLAN ATTN RICK HAEFLINGER 200 FIRST STREET SW ROCHESTER, MN 55906 (38.34%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (34.75%)
ROCHESTER METHODIST HOSPITAL HOURLY EMPLOYEE'S PENSION PLAN ATTN RICK HAEFLINGER 200 FIRST STREET SW ROCHESTER, MN 55906 (24.78%)
	Class IV	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (70.59%)	VEBA PARTNERSHIP N LP CORE PLUS XXX102 ATTN: DEREK DU ONE VERIZON WAY MAILCODE VC71S209 BASKING RIDGE, NJ 07920 (24.17%)
GMO Opportunistic Income Fund	Class III	SMITHSONIAN INSTITUTION 425 3RD STREET SW, SUITE 850 WASHINGTON, DC 20024 (42.19%)	NORTHERN TRUST CO. CUST. FBO CALTECH - DOMESTIC FIXED INCOME A/C XXXX928 ATTN: MUTUAL FUNDS 50 SOUTH LASALLE STREET CHICAGO, IL 60603 (39.49%)
H-13

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
		VEBA PARTNERSHIP N LP - DOF - XXX121 ATTN: DEREK DU 295 N. MAPLE AVENUE BUILDING 7-1ST FLOOR SOUTH BASKING RIDGE, NJ 07920 (10.84%)	THE NORTHERN TRUST CO CUST FBO HELEN V BRACH FOUNDATION ATTN: MUTUAL FUNDS 50 S. LASALLE STREET CHICAGO, IL 60603 (7.45%)
	Class VI	GMO BENCHMARK FREE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (42.09%)	GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (21.66%)
		GMO MULTI-SECTOR FIXED INCOME FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (13.64%)	GMO MULTI-ASSET TRUST ATTN: SYDNEY OPERATIONS SUITE 43.02, GROSVENOR PLACE, 225 GEORGE STREET, SYDNEY NSW 2000 Australia (5.77%)
	Class R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (32.67%)	SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DRIVE OAKS, PA 19456 (30.28%)
		SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DRIVE OAKS, PA 19456 (24.77%)	SEI PRIVATE TRUST COMPANY C/O ID 337 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456 (8.00%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (28.84%)	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303 (6.30%)
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC. ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN, NJ 07086 (5.44%)
H-14

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO Quality Fund	Class IV	UNIVERSITY OF SOUTHERN CALIFORNIA ATTN: UNIVERSITY OF SOUTHERN CALIFORNIA 2121 AVENUE OF THE STARS SUITE 600 LOS ANGELES, CA 90067 (25.79%)	NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX127 PO BOX 92956 CHICAGO, IL 60675 (19.97%)
		NORTHERN TRUST AS CUSTODIAN FBO CEDARS SINAI MEDICAL CENTER A/C# XXXXX635 PO BOX 92956 CHICAGO, IL 60675 (11.81%)	TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA ATTN: MARK DINGFIELD 3451 WALNUT ST. SUITE 737 PHILADELPHIA, PA 19104 (11.75%)
		NORTHERN TRUST AS CUSTODIAN FBO CAL TECH A/C#XXXX343 ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO, IL 60675 (9.83%)	THE BROAD FOUNDATION ATTN: THE BROAD FOUNDATION 300 SOUTH GRAND AVENUE SUITE 1800 LOS ANGELES, CA 90071 (7.74%)
	Class VI	BOARD OF TRUSTEES OF MICHIGAN STATE UNIVERSITY OFFICE OF INVESTMENTS AND FINANCIAL MANAGEMENT 426 AUDITORIUM ROAD, ROOM 412 EAST LANSING, MI 48824 (15.43%)	MASTER FOODS INVESTMENTS LLC ATTN: TREASURY & BENEFITS CENTER ONE SUNSET WAY HENDERSON, NV 89014 (14.11%)
		ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND ATTN: BENJAMIN SCHMIDT 11100 SANTA MONICA BLVD., SUITE 600 LOS ANGELES, CA 90025 (13.73%)	FUNDACAO CALOUSTE GULBENKIAN ATTN: JOSE NEVES ADELINO SERVICO DE FINANCAS E INVESTIMENTOS AVENIDA DE BERNA, 45A 1067-001 LISBOA- PORTUGAL Portugal (6.17%)
	Class R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (30.39%)	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (24.37%)
H-15

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (36.67%)	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716 (10.18%)
		PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303 (8.64%)	MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE, WI 53223 (5.34%)
GMO Resources Fund	Class III	AGILITY REAL ASSETS LLC ATTN: AGILITY FINOPS 767 FIFTH AVENUE, FLOOR 10 NEW YORK, NY 10024 (12.26%)	FS OVERLAY-C PARTNERS C/O FS FIDUCIARY SERVICES LLC ATTN: GERARD POMPILIO 430 PARK AVENUE, SUITE 803 NEW YORK, NY 10022 (8.52%)
		PRINCETON AREA COMMUNITY FOUNDATION 212 CARNEGIE CENTER DRIVE, SUITE 201 PRINCETON, NJ 08540 (7.57%)	YESHIVA UNIVERSITY ATTN: JAKE HARMAN 500 W. 185TH STREET NEW YORK, NY 10033 (6.20%)
	Class IV	MUNICIPAL EMPLOYEES RETIREMENT SYSTEM OF MICHIGAN GROUP TRUST ATTN: PETER WUJKOWSKI 1134 MUNICIPAL WAY LANSING, MI 48917 (36.37%)	MAC & CO A/C XXX268 FBO: SILICON VALLEY COMMUNITY FOUNDATION ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258 (29.58%)
		MAC & CO A/C XXX832 FBO: CHAN ZUCKERBERG INITIATIVE FOUNDATION ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258 (28.55%)	STATE STREET BANK AND TRUST COMPANY AS TRUSTEE FOR THE NORTHROP GRUMMAN CORPORATION PENSION MASTER TRUST ATTN: JOHN VAVLADELLIS 2 AVENUE DE LAFAYETTE, LCC1E BOSTON, MA 02111 (5.50%)
	Class VI	GMO BENCHMARK-FREE FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (39.57%)	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (20.58%)
H-16

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
		THOMAS R HANCOCK 16 ROCKMONT ROAD BELMONT, MA 02478 (10.70%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (9.53%)
GMO MULTI-ASSET TRUST ATTN: SYDNEY OPERATIONS SUITE 43.02, GROSVENOR PLACE, 225 GEORGE STREET, SYDNEY NSW 2000 Australia (5.10%)
	Class R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD. 4TH FLOOR JERSEY CITY, NJ 07310 (87.30%)	THE NORTHERN TRUST FBO INTERMOUNTAIN HEALTHCARE -DV MUTUAL FUNDS 333 S WABASH AVENUE CHICAGO, IL (10.91%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (20.67%)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105 (15.95%)
GMO Resource Transition Fund	Class VI	THE TRUSTEES OF PRINCETON UNIVERSITY PO BOX 35 PRINCETON, NJ 08544 (99.93%)
GMO Small Cap Quality Fund	Class III	SMITHSONIAN INSTITUTION 425 3RD STREET, SUITE 850 WASHINGTON, DC 20024 (44.72%)	UNIVERSITY OF HAWAII FOUNDATION ATTN: UNIVERSITY OF HAWAII FOUNDATION 1810 UNIVERSITY AVENUE, SUITE 300 HONOLULU, HI 96822 (20.77%)
		NORTHERN TRUST AS CUSTODIAN FBO CYMI EQUITY LP A/C# XXXXX787 PO BOX 92956 CHICAGO, IL 60675 (10.38%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (8.23%)
		WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (6.10%)	GEM LIQUID MARKETS FUND A, LP ATTN RYAN PATTERSON 224 W. TREMONT AVENUE CHARLOTTE, NC 28203 (5.96%)
H-17

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	Class IV	INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT ON BEHALF OF ITS POST- EMPLOYMENT BENEFITS PLAN 1818 H STREET NW, MSN C6-600 WASHINGTON, DC 20433 (78.57%)	INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT AS TRUSTEE FOR THE RETIRED STAFF BENEFITS PLAN AND TRUST ATTN: IVAN ZELENKO 1818 H STREET NW, MSN C6-600 WASHINGTON, DC 20433 (15.00%)
INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT AS TRUSTEE FOR THE STAFF RETIREMENT PLAN AND TRUST 1818 H STREET NW, MSN C6-600 WASHINGTON, DC 20433 (6.43%)
	Class VI	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (55.47%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (23.16%)
		GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (8.30%)	GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (6.14%)
THOMAS R. HANCOCK AND CATHERINE A. FULLERTON ATTN: TOM HANCOCK 16 ROCKMONT ROAD BELMONT, MA 02478 (5.06%)
	Class R6	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303 (99.93%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (71.99%)
H-18

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO Strategic Opportunistic Allocation Fund	Class III	MCPHS UNIVERSITY 179 LONGWOOD AVE. BOSTON, MA 02115 (61.12%)	JPMORGAN CHASE AS TRUSTEE FOR THE COLGATE PALMOLIVE RETIREMENT TRUST ATTN: STEPHEN LEE 300 PARK AVENUE, 14TH FLOOR NEW YORK, NY 10022 (22.61%)
		KANSAS CITY LIFE INSURANCE COMPANY CASH BALANCE PENSION PLAN ATTN: MATT BAKER 3520 BROADWAY KANSAS CITY, MO 64111 (8.84%)	ENDICOTT COLLEGE ATTN: ANTHONY FERULLO 376 HALE ST. BEVERLY, MA 01915 (6.76%)
GMO U.S. Equity Fund	Class III	HOPKE PARTNERSHIP ATTN JURRIEN DEAN 7422 HAMPDEN LANE BETHESDA, MD 20814 (58.99%)	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (32.18%)
WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (7.25%)
	Class VI	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (50.20%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (30.94%)
		GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (9.03%)	GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (6.81%)
GMO U.S. Opportunistic Value Fund	Class III	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (69.21%)	WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (30.75%)
	Class IV	NORTHERN TRUST AS CUSTODIAN FBO ALFRED I. DUPOINT CHARITABLE TRUST A/C# XXXXX741 PO BOX 92956 CHICAGO, IL 60675 (52.25%)	THE DAVID AND LUCILE PACKARD FOUNDATION 343 SECOND STREET LOS ALTOS, CA 94022 (43.76%)
H-19

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
	Class VI	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (59.82%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (23.27%)
		GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (10.28%)	GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (6.21%)
	Class R6	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. PLAINS TOWNSHIP FIREMEN'S 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (33.62%)	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WILLIAMSPORT SANITARY AUTHORITY 457 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (16.56%)
		MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WILLIAMSPORT MUNICPL WATER AUTH 457 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (13.46%)	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MUNICIPALITY OF KINGSTON 457 PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (8.01%)
		MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. FRANK P CROSSIN AGNCY INC PSP & TST 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (5.24%)	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. UNITED MECHANICAL CORP. 401K PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (5.21%)
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. COLTS MP LOCAL 668 PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202 (5.09%)
	Class I	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303 (87.90%)
H-20

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO U.S. Small Cap Value Fund	Class VI	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (45.95%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (21.52%)
		MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (14.18%)	WORLD WILDLIFE FUND INC ATTN: LEROY WADE 1250 24TH STREET NW WASHINGTON, DC 20037 (10.89%)
GMO GLOBAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (7.18%)
GMO U.S. Treasury Fund	Class VI	GMO INTERNATIONAL EQUITY FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (15.28%)	GMO QUALITY FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (32.52%)
		GMO LLC C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (16.28%)	GMO ALTERNATIVE ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (8.38%)
GMO-Usonian Japan Value Creation Fund	Class III	MUNICIPAL FIRE & POLICE RETIREMENT SYSTEM OF IOWA ATTN TERRY SLATTERY 7155 LAKE DRIVE, SUITE 201 WEST DES MOINES, IA 50266 (47.09%)	GARY P. BRINSON 737 NORTH MICHIGAN AVENUE, SUITE 1810 CHICAGO, IL 60611 (45.94%)
	Class VI	GMO GLOBAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (27.20%)	GMO GLOBAL ASSET ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (20.91%)
		GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (20.55%)	GMO INTERNATIONAL EQUITY ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (19.05%)
H-21

FUND NAME	CLASS	NAME & ADDRESS (AMOUNT AND PERCENT OWNERSHIP)
GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND C/O GMO LLC 53 STATE STREET, SUITE 330 BOSTON, MA 02109 (5.40%)
	Class I	CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS, NS (57.00%)
H-22

GMO TRUST
53 STATE STREET
BOSTON, MA 02109

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77586-Z90960

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Trustees **Nominees:** 01) Paul Braverman 02) Peter Tufano 03) Enrique Chang 04) Dina Santoro	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

The Board of Trustees of the Trust unanimously recommends that you vote FOR the nominees for Trustee named in this proposal.

When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V77587-Z90960

GMO TRUST

Proxy for a meeting of shareholders to be held on September 9, 2025

The undersigned hereby appoints Douglas Y. Charton and Diane Finn and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the GMO Trust listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:30 a.m., Boston Time, on September 9, 2025, telephonically at 857-702-2290 and, when prompted, using the Conference ID 859 688 321# and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. This Proxy is solicited by the Board of Trustees of GMO Trust on behalf of the Fund. The Board recommends that you vote FOR the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Abstentions do not constitute a vote FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided.